POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Equi Multi-Strategy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis, Tanya Boyle, Jennifer Merchant and/or Jesse D. Hallee, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which James Michael Fields is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his or her name and on his or her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of James Michael Fields, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of October 2023.

/s/ James Michael Fields
James Michael Fields Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Equi Multi-Strategy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis, Tanya Boyle, Jennifer Merchant and/or Jesse D. Hallee, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Elsie Fletcher-Rosenthal is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his or her name and on his or her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Elsie Fletcher-Rosenthal, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of October 2023.

/s/ Elsie Fletcher-Rosenthal
Elsie Fletcher-Rosenthal Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Equi Multi-Strategy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis, Tanya Boyle, Jennifer Merchant and/or Jesse D. Hallee, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Jennifer Hoopes is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his or her name and on his or her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Jennifer Hoopes, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of October 2023.

/s/ Jennifer Hoopes
Jennifer Hoopes Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Equi Multi-Strategy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis, Tanya Boyle, Jennifer Merchant and/or Jesse D. Hallee, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Peter Sattelmair is now or is on the date of such filing an officer or Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his or her name and on his or her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Peter Sattelmair, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of October 2023.

/s/ Peter Sattelmair
Peter Sattelmair Treasurer and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Equi Multi-Strategy Fund (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence Davis, Tanya Boyle, Jennifer Merchant and/or Jesse D. Hallee, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned (i) any registration statement form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which Tory Reiss is now or is on the date of such filing an officer or Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his or her name and on his or her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Tory Reiss, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of October 2023.

/s/ Tory Reiss
Tory Reiss President, Principal Executive Officer and Trustee

CERTIFICATE

The undersigned, Secretary of Equi Multi-Strategy Fund (the “Fund”), hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on September 8, 2023, and is in full force and effect:

RESOLVED, that the Trustees and/or officers of the Fund who may be required to execute the Fund’s registration statement(s) and any amendments thereto be, and each of them hereby is, authorized to execute a power of attorney appointing the individuals named in the power of attorney as their true and lawful attorneys-in-fact, to execute in their name, place and stead, unless otherwise designated as Trustee or officer, the registration statement and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings; and said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of each of said Trustees and/or officers, or any or all of them, in any and all capacities with respect to the Fund, every act whatsoever requisite or necessary to be done, said acts of said attorneys-in-fact, being hereby ratified and approved.

Dated: October 18, 2023

EQUI MULTI-STRATEGY FUND

/s/ Jennifer Merchant

Jennifer Merchant Secretary